1 Contact: Investor Relations ir@bsig.com (617) 369-7300 Exhibit 99.1 BrightSphere Reports Financial and Operating Results for the First Quarter Ended March 31, 2023 • U.S. GAAP earnings per share of $0.28 for the quarter, compared to $0.53 for Q1'22 • U.S. GAAP net income attributable to controlling interests of $12.0 million for the quarter, compared to $23.8 million for Q1'22 • ENI earnings per share of $0.28 for the quarter, compared to $0.52 for Q1'22 • Third straight quarter of positive net flows with $0.1 billion of net flows for the quarter • AUM of $97.5 billion at March 31, 2023 compared to $93.6 billion at December 31, 2022 • 87%, 86% and 90% of strategies by revenue beat their respective benchmarks over the prior 3-, 5-, and 10- year periods as of March 31, 2023 BOSTON - May 4, 2023 - BrightSphere Investment Group Inc. (NYSE: BSIG) reports its results for the first quarter ended March 31, 2023. Suren Rana, BrightSphere’s President and Chief Executive Officer, said, “For the first quarter of 2023, the Company produced ENI earnings per share of $0.28 compared to $0.52 in the first quarter of 2022 and $0.67 in the fourth quarter of 2022. Acadian, our sole operating business, generated $27.6 million of Adjusted EBITDA in the first quarter of 2023 compared to $48.1 million in the first quarter of 2022 and $50.9 million in the fourth quarter of 2022. The drop in Acadian’s Adjusted EBITDA compared to the first quarter of 2022 was driven by lower AUM due to equity market declines in 2022 and lower performance fees. Acadian’s systematic approach continues to produce long-term investment out-performance for clients in a challenging and volatile market. As of March 31, 2023, 87%, 86% and 90% of Acadian’s strategies by revenue beat their respective benchmarks over the prior 3-, 5-, and 10- year periods, respectively. Acadian generated net flows of $0.1 billion in the first quarter of 2023 and Acadian’s sales pipeline remains strong. Acadian continues to build out their Systematic Credit platform and we expect to seed the first strategies in the second half of the year. Acadian continues to build the investment track record for their Equity Alternatives platform after having seeded it in the fourth quarter of 2022. These new efforts will tap into the secular growing demand for uncorrelated returns, and we expect them to help generate long-term organic growth for our business. Turning to capital management, we had a cash balance of approximately $154.1 million as of March 31, 2023. Acadian drew down on their revolving credit facility during the quarter, ending the quarter with an outstanding amount of $87 million. As discussed previously, this revolving facility supports Acadian’s first quarter seasonal needs and is generally fully paid down by year-end from Acadian’s cash from operations. As our business continues to generate strong free cash flow, we expect to continue deploying excess capital to support organic growth and repurchase our stock as opportunities allow.”

2 Dividend Declaration The Company’s Board of Directors approved a quarterly interim dividend of $0.01 per share payable on June 30, 2023 to shareholders of record as of the close of business on June 16, 2023. Conference Call Dial-in The Company will hold a conference call and simultaneous webcast to discuss the results at 11:00 a.m. Eastern Time on May 4, 2023. To listen to the call or view the webcast, participants should: Dial-in: Toll Free Dial-in Number: (888) 330-3451 International Dial-in Number: (646) 960-0843 Conference ID: 2259293 Link to Webcast: https://events.q4inc.com/attendee/438104893 Dial-in Replay: A replay of the call will be available beginning approximately one hour after its conclusion either on BrightSphere’s website, at https://ir.bsig.com or at: Toll Free Dial-in Number: (800) 770-2030 International Dial-in Number: (647) 362-9199 Conference ID: 2259293 About BrightSphere BrightSphere is a global asset management holding company with one operating subsidiary, Acadian Asset Management, with approximately $98 billion of assets under management as of March 31, 2023. Through Acadian, BrightSphere offers institutional investors across the globe access to a wide array of leading quantitative and solutions-based strategies designed to meet a range of risk and return objectives. For more information, please visit BrightSphere’s website at www.bsig.com. Information that may be important to investors will be routinely posted on our website.

3 Forward-Looking Statements This communication includes forward-looking statements which may include, from time to time, anticipated revenues, margins, operating expense and variable compensation ratios, cash flows or earnings growth profile, anticipated performance of the Company’s business going forward (including the strength of the sales pipeline) and the execution of growth strategy, expected launch, timing and impact of new initiatives, expected sector trends and their potential impact, expected future net cash flows, expected uses of future capital, and capital management, including expectations regarding market conditions. The words or phrases ‘‘will likely result,’’ ‘‘are expected to,’’ ‘‘will continue,’’ ‘‘is anticipated,’’ ‘‘can be,’’ ‘‘may be,’’ ‘‘aim to,’’ ‘‘may affect,’’ ‘‘may depend,’’ ‘‘intends,’’ ‘‘expects,’’ ‘‘believes,’’ ‘‘estimate,’’ ‘‘project,’’ and other similar expressions are intended to identify such forward-looking statements. Such statements are subject to various known and unknown risks and uncertainties and readers should be cautioned that any forward-looking information provided by or on behalf of the Company is not a guarantee of future performance. Actual results may differ materially from those in forward-looking information as a result of various factors, some of which are beyond the Company’s control, including but not limited to those discussed elsewhere in this communication. Additional factors that could cause actual results to differ from the forward- looking statements in this release include: our financial results are dependent on Acadian Asset Management LLC; our reliance on key personnel; our use of a limited number of investment strategies; our ability to attract and retain assets under management; the potential for losses on seed and co-investment capital; foreign currency exchange risk; risks associated with government regulation; and other facts that may be described in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2023. Due to such risks and uncertainties and other factors, the Company cautions each person receiving such forward-looking information not to place undue reliance on such statements. Further, such forward-looking statements speak only as of the date of this communication and the Company undertakes no obligations to update any forward looking statement to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. This communication does not constitute an offer for any fund managed by the Company or any Affiliate of the Company. Non-GAAP Financial Measures This communication contains non-GAAP financial measures. Reconciliations of GAAP to non-GAAP financial measures are included in the Reconciliations and Disclosures section of this communication. Additional reconciliations with respect to certain segment measures are included in the Supplemental Information section of this communication.

4 Q1 2023 EARNINGS PRESENTATION May 4, 2023

5 • U.S. GAAP EPS of $0.28 for Q1'23 compared to $0.53 for Q1'22 • ENI EPS of $0.28 for the quarter compared to $0.52 for Q1'22 • Continue rolling out Systematic Credit initiative as planned and building track record for Equity Alternatives after seeding at the end of 2022 • Continued strong investment performance with 87%, 86% and 90% of strategies by revenue beating their benchmarks over the prior 3-, 5-, and 10-year periods, respectively, as of March 31, 2023 • Total AUM of $97.5 billion as of March 31, 2023, a 4.2% increase from December 31, 2022, driven by market appreciation • Third straight quarter of positive net flows with $0.1 billion of net flows for Q1'23; annualized revenue impact from Q1'23 flows of $1.0 million • Cash balance of $154.1 million; expect to continue deploying excess capital toward supporting organic growth and for share repurchases as opportunities allow BrightSphere Highlights Q1'23 Highlights __________________________________________________________ Please see Definitions and Additional Notes

6 • Total revenue decreased (18.2)% from Q1'22 primarily due to the decrease in average AUM from the impact of the market decline in 2022 which had a negative impact on management fees; additionally, performance fees were lower than Q1'22 • Operating expenses increased 4.3% from Q1'22 driven by an increase in compensation and benefits expense as a result of changes in the value of the affiliate equity plan liability • Income tax expense decreased (46.9)% from Q1'22 primarily due to the decrease in income before taxes • U.S. GAAP net income attributable to controlling interests decreased (49.6)% from Q1'22 primarily due to the decrease in revenue • Diluted earnings per share decreased (47.2)% from Q1'22 driven by lower earnings U.S. GAAP Statement of Operations ($ in millions, unless otherwise noted) Three Months Ended March 31, March 31, Increase (Decrease) December 31, 2023 2022 2022 Management fees $ 90.6 $ 102.2 (11.4) % $ 86.0 Performance fees 0.5 10.0 (95.0) % 36.3 Consolidated Funds’ revenue 0.7 — n/m 0.4 Total revenue 91.8 112.2 (18.2) % 122.7 Compensation and benefits 49.1 46.8 4.9% 50.5 General and administrative 18.4 16.9 8.9% 20.2 Depreciation and amortization 3.8 5.3 (28.3) % 3.7 Consolidated Funds’ expense 0.7 — n/m 0.4 Total operating expenses 72.0 69.0 4.3% 74.8 Operating income 19.8 43.2 (54.2) % 47.9 Investment income (loss) 0.3 (0.1) n/m 1.4 Interest income 1.1 — n/m 0.5 Interest expense (4.9) (6.5) (24.6) % (4.6) Loss on extinguishment of debt — (3.2) n/m — Net consolidated Funds’ investment gains 0.8 — n/m (0.4) Income before income taxes 17.1 33.4 (48.8) % 44.8 Income tax expense 5.1 9.6 (46.9) % 14.4 Net income 12.0 23.8 (49.6) % 30.4 Net income attributable to non-controlling interests — — — % — Net income attributable to controlling interests $ 12.0 $ 23.8 (49.6) % $ 30.4 Earnings per share, basic, $ $ 0.29 $ 0.54 (46.3) % $ 0.73 Earnings per share, diluted, $ $ 0.28 $ 0.53 (47.2) % $ 0.72 Average basic shares outstanding (in millions) 41.4 44.0 41.4 Average diluted shares outstanding (in millions) 42.7 45.3 42.5 U.S. GAAP operating margin 22% 39% (1693) bps 39 % Q1'23 vs. Q1'22 __________________________________________________________ Please see Definitions and Additional Notes

7 Revenue-Weighted 87% 86% 90% 3-Year 5-Year 10-Year 0% 50% 100% Equal-Weighted 76% 69% 83% 3-Year 5-Year 10-Year 0% 50% 100% Acadian Financial Highlights • Net flows of $0.1 billion with $1.0 million annualized revenue impact for Q1'23 compared to net flows of $(2.2) billion with annualized revenue impact of $(1.1) million for Q1'22 • AUM decreased (11.5)% from Q1'22 mainly driven by equity market declines in 2022, AUM increased 4.2% compared to Q4'22 due to the positive market • Continued strong long-term investment out-performance in Q1'23 • Segment ENI decreased (44.5)% in Q1'23 compared to Q1'22 primarily driven by market depreciation in 2022 and lower performance fees. Segment ENI decreased (49.7)% in Q1'23 compared to Q4'22 due to timing of year-end 2022 performance fees Investment Performance Q4’22 87% 87% 90% Q1’22 86% 88% 90% Q4’22 78% 73% 83% Q1’22 76% 77% 83% Asset-Weighted 81% 78% 85% 3-Year 5-Year 10-Year 0% 50% 100% Q4’22 80% 78% 83% Q1’22 78% 80% 84% Key Performance Metrics Three Months Ended March 31, Three Months Ended December 31, 2023 2022 Increase (Decrease) 2022 Increase (Decrease) Operational Information AUM $b $ 97.5 $ 110.2 (11.5) % $ 93.6 4.2 % Average AUM $b $ 96.4 $ 111.3 (13.4) % $ 89.3 8.0 % Net flows $b $ 0.1 $ (2.2) $ 2.3 $ 1.3 $ (1.2) Annualized Revenue Impact of net flows $m $ 1.0 $ (1.1) $ 2.1 $ 3.2 $ (2.2) ENI management fee rate (bps) 38 37 1 38 — Economic Net Income Basis ENI Revenue $m $ 91.1 $ 112.2 (18.8) % $ 122.3 (25.5) % Segment Economic Net Income $m $ 23.8 $ 42.9 (44.5) % $ 47.3 (49.7) % Segment ENI Operating Margin 27.4% 39.9% (1250) bps 40.0% (1260) bps Segment Adjusted EBITDA $m $ 27.6 $ 48.1 (42.6) % $ 50.9 (45.8) % ___________________________________________________________ Please see Definitions and Additional Notes (1) As of March 31, 2023, Acadian’s assets representing 56% of revenue were outperforming benchmarks on a 1- year basis, compared to 96% at March 31, 2022 and 88% at December 31, 2022. (1)

8 Acadian Platform Overview • Leading, at-scale, systematic investment manager with a track record of over 35 years and $97.5 billion in AUM as of March 31, 2023 • Quant-focused investment platform offering unique capabilities in active equities, ESG, multi-asset class, managed volatility and alternatives; now launching multi-strategy equity alternatives and credit capabilities • Strong investment performance with more than 86% of strategies outperforming benchmarks over 3-, 5-, and 10-year horizons as of March 31, 2023 • Diversified offerings across developed and emerging markets; approximately 80% of AUM invested outside the U.S. • Long-standing relationships with 950+ premier global institutional clients • Experienced management team with a proven track record Business Overview

9 Systematic Investing Capabilities Built On PEOPLE DATA CLARITY Economic intuition & insights of a talented, experienced, diverse group of investors: 100+ person investment team | 1600+ years’ collective experience 100+ advanced analytical degrees Extensive data repository supplemented by alternative data scouting effort: 200M+ daily observations | 44TB+ data 150+ global markets | 40K+ traded assets Transforming information into insights: Robust technological infrastructure Sophisticated analytical tools & portfolio attribution illuminate trends, relationships, and drivers of alpha

10 Developed Markets 77.9% Emerging Markets 22.1% USA 66.7% Europe 17.3% Asia 4.0% Australia 5.9%Other 6.1% Public/Government 42.3% Commingled Trust/UCITS 23.3% Corporate/ Union 14.1% Sub-advisory 12.2% Other 8.2% AUM by Client Type AUM by Client Location Total: $97.5 billion(1) Diversified Asset Base ___________________________________________________________ Please see Definitions and Additional Notes (1) Data as of March 31, 2023 AUM by Strategy

11 Equity strategies apply insights from over 35 years of systematic investing experience combined with the power of data Global, Emerging Markets, Non-US, Regional Managed volatility portfolios seek to deliver active returns and lower volatility based on both the mispricing of risk and stock fundamentals Global Managed Volatility, EM Managed Volatility Fixed income capabilities systematically investing in corporate bonds seeking to deliver differentiated excess returns (platform in development) Investment Grade, High Yield Systematic macro capabilities designed to generate absolute returns uncorrelated with major asset classes and regardless of market conditions Multi-Asset Absolute Return, Commodities Absolute Return Equity alternatives capabilities systematically apply new signals, alternative data and portfolio construction techniques Multi-strategy, Equity Long-Short, Market Neutral Responsible investing capabilities integrate throughout all strategies and provide a platform for client-specific solutions and innovative engagement Alpha Signals, Portfolio Customization, Net Zero Glidepaths Diversified Quant offerings including ESG-integrated capabilities Managed VolatilityEQ U IT Y CR ED IT Credit Macro Equity Alternatives A LT ER N A TI V ES ES G Responsible Investing Systematic Investment Capabilities Equity

12 Sector Tailwinds Expected to Support Organic Long-term Growth Alpha Secular Trends Anticipated Impact for Acadian Acadian Brand and Barriers to Entry Organic Growth Applying Data and Expertise to New Capabilities Explosive Growth in Alternative Data Continued Development of Advanced Techniques: Machine Learning, AI Scale of Investment in Data, Technology, and Talent Increasingly Important Growing Demand for Uncorrelated Strategies and Customization

13 • ESG focused strategies represented $1.2 trillion in AUM industry-wide as of September 30, 2022(1) • Systematic investors well-positioned to customize sustainable portfolios and implement dynamic programs to meet Net Zero pathways • Built out Responsible Investing Team to increase focus on integration, customization and engagement • Responsible investing capabilities integrate throughout all strategies and provide a platform for client-specific solutions and innovative engagement • Alpha Signals, Portfolio Customization, Net Zero Glidepaths • Systematic Credit ◦ We believe current industry dynamics create an attractive opportunity for Acadian to expand and diversify its business into systematic credit and that Acadian is well positioned to win a share of this large market ◦ Roll-out of Systematic Credit effort continuing to move forward as planned; Credit investment team now comprising nine people ◦ Anticipate seeding first strategies beginning in the second half of 2023 ◦ High Yield Corporate, Investment Grade Corporate, Credit Long-Short • Equity Alternative ◦ Systematically apply new signals, alternative data and portfolio construction techniques ◦ Seeded Acadian’s Equity Alternatives platform in Q4’22 with $15 million ◦ Multi-Strategy, Differentiated Hedge Fund Strategies, Equity Long-Short, Market Neutral • Systematic Macro ◦ Began offering to broad markets in late 2019; systematic macro strategies have since grown to approximately $2 billion in AUM as of March 31, 2023 ◦ Multi-Asset Absolute Return, Commodities Absolute Return Demand for Diversification, Downside Protection, and Fixed Income Replacements Acadian’s Recent and Ongoing Growth Initiatives Investment Theme Acadian Solutions ESG / Responsible Investing __________________________________________________________ Please see Definitions and Additional Notes (1) “eVestment Institutional Trends in Q3: Dec 2022”

14 • Early adopter (20+ year track record) in developing and applying proprietary ESG investment signals into investment process • Factors built from empirical, data driven research and display high efficacy in predicting risk-adjusted returns into investment strategies (no usage of “off the shelf” ESG scores) • Vote proxies when delegated voting responsibility; engage with hundreds of companies to promote enhanced ESG disclosures ESG: Over Two Decades of Investment, Innovation & Leadership • Ability to construct portfolios to systematically optimize investor access to ESG-related alpha and values while mitigating financial risks (e.g. carbon constrained, fossil fuel free, net zero glidepath) Incorporate ESG Factors Into Equity Investment Strategies Provide Customizable Solutions to Meet Bespoke Client Needs Acadian’s Approach to ESG Utilizing Predictive ESG Factors to Generate Alpha Off-the-Shelf ESG Factor(1) Acadian Proprietary ESG Factor(1) Acadian ESG Score – Predicting Future Earning Surprises(2) High Acadian ESG Ratings Low Acadian ESG Ratings 1 2 3 4 5 6 7 8 9 10 -0.50 -0.40 -0.30 -0.20 -0.10 0.00 0.10 ESG Ratings Decile ESG Ratings Decile 1 2 3 4 5 6 7 8 9 10 -0.50 -0.40 -0.30 -0.20 -0.10 0.00 0.10 A ve ra ge m on th ly r et ur n (b ps ) A ve ra ge Y ea r- A he ad Ea rn in gs S ur pr is e (n or m al iz ed v s. e st im at e di sp er si on ) -0.15 -0.10 -0.05 0.00 0.05 0.10 0.15 0.20 Acadian ESG Ratings Quintile __________________________________________________________ (1) Charts represent hypothetical root-capitalization-weighted average 1-month ahead excess returns for developed market stocks equally sorted into deciles by an “off-the-shelf” ESG-related factor supplied by a third-party vendor and an Acadian proprietary ESG-related factor; data from 2014 to 2023 (2) Data from 2014 to 2023

15 • Leveraging broad quant capabilities to provide exposures and solutions sought by clients ◦ Ongoing initiatives including ESG, Equity Alternatives, Multi-Asset Class, and Systematic Credit strategies • Highly scalable offerings with substantial capacity and global demand Disciplined Execution of Long-Term Growth Strategy • Product innovation ◦ Extensions of quant investment strategies into high-demand areas supported by ongoing seeding program • Distribution enhancements ◦ Expansion of distribution teams including entry into new markets and channels • Strong free cash flow generated from a broad array of investment strategies • Continue deploying free cash flow toward supporting organic growth and for share repurchases as opportunities allow Continue Harnessing our Unique Quant Capabilities Additional Growth Levers Drive Shareholder Value __________________________________________________________ Please see Definitions and Additional Notes

16 Key Performance Metrics Key Performance Metrics(1) ($ in millions, unless otherwise noted) Three Months Ended March 31, Three Months Ended December 31, U.S. GAAP Basis 2023 2022 Increase (Decrease) 2022 Increase (Decrease) Revenue $ 91.8 $ 112.2 (18.2) % $ 122.7 (25.2) % Income before income taxes 17.1 33.4 (48.8) % 44.8 (61.8) % Net income attributable to controlling interests 12.0 23.8 (49.6) % 30.4 (60.5) % Diluted shares outstanding (in millions) 42.7 45.3 42.5 Diluted earnings per share, $ $ 0.28 $ 0.53 (47.2) % $ 0.72 (61.1) % U.S. GAAP operating margin 22% 39% (1693) bps 39% (1747) bps Economic Net Income Basis (Non-GAAP measure used by management) ENI revenue $ 91.1 $ 112.2 (18.8) % $ 122.3 (25.5) % Pre-tax economic net income 16.2 32.2 (49.7) % 39.1 (58.6) % Economic net income 11.8 23.4 (49.6) % 28.4 (58.5) % ENI diluted earnings per share, $ $ 0.28 $ 0.52 (46.2) % $ 0.67 (58.2) % Adjusted EBITDA 23.6 43.0 (45.1) % 47.1 (49.9) % ENI operating margin 23% 34% (1166) bps 36% (1355) bps Other Operational Information Assets under management at period end ($ in billions) $ 97.5 $ 110.2 (11.5) % $ 93.6 4.2 % Net flows ($ in billions) 0.1 (2.2) n/m 1.3 n/m Annualized revenue impact of net flows ($ in millions) 1.0 (1.1) n/m 3.2 n/m __________________________________________________________ Please see Definitions and Additional Notes (1) Please see Reconciliations and Disclosures for the reconciliation of Net income attributable to controlling interests to Adjusted EBITDA and ENI.

17 ENI Revenue • ENI revenue includes management fees and performance fees • Q1'23 ENI revenue of $91.1 million decreased from Q1'22 by (19)% primarily due to impact of 2022 market decline and lower performance fees • Management fees decreased (11)% from Q1'22 due to a 13% decrease in average AUM mainly as the result of 2022 market depreciation Commentary ENI Revenue ($M) Three Months Ended March 31, Three Months Ended December 31, 2023 2022 Increase (Decrease) 2022 Increase (Decrease) Management fees $ 90.6 $ 102.2 (11)% $ 86.0 5% Performance fees 0.5 10.0 (95)% 36.3 n/m ENI revenue $ 91.1 $ 112.2 (19)% $ 122.3 (26)% __________________________________________________________ Please see Definitions and Additional Notes

18 ENI Operating Expenses Three Months Ended March 31, Three Months Ended December 31, ($M) 2023 2022 Increase (Decrease) 2022 Increase (Decrease)$M % of MFs(2) $M % of MFs(2) $M % of MFs(2) Fixed compensation and benefits $ 23.4 25.8% $ 21.9 21.4% 7% $ 22.2 25.8% 5% G&A expenses (excl. sales-based compensation) 18.0 19.9% 16.5 16.1% 9% 20.0 23.3% (10)% Depreciation and amortization 3.8 4.2% 5.3 5.2% (28)% 3.7 4.3% 3% Core operating expense subtotal $ 45.2 49.9% $ 43.7 42.7% 3% $ 45.9 53.4% (2)% Sales-based compensation 1.9 2.1% 1.9 1.9% —% 2.0 2.3% (5)% Total ENI operating expenses $ 47.1 52.0% $ 45.6 44.6% 3% $ 47.9 55.7% (2)% Note: ENI management fees $ 90.6 $ 102.2 (11)% $ 86.0 5% • Total ENI operating expenses reflect Affiliate operating expenses and Center expenses (excluding variable compensation) • ENI Operating expenses increased to $47.1 million in Q1'23 from $45.6 million in Q1'22 partly driven by inflation and higher headcount including new hires for growth initiatives • Q1'23 Operating Expense Ratio(1) increased to 52.0% for the period from 44.6% in Q1'22 mainly attributable to the decrease in ENI management fee revenue • 2023 full year Operating Expense Ratio expected to be approximately 52%-56% if the equity market remains at the same level; ratio is subject to fluctuations as AUM and ENI management fees change __________________________________________________________ Please see Definitions and Additional Notes (1) Operating Expense Ratio reflects total ENI operating expenses as a percent of management fees. (2) Represents reported ENI management fee revenue. ENI Operating Expenses Commentary

19 ENI Variable Compensation ($M) Three Months Ended March 31, Three Months Ended December 31, 2023 2022 Increase (Decrease) 2022 Increase (Decrease) Cash variable compensation $ 21.6 $ 25.3 (15)% $ 27.6 (22)% Add: Non-cash equity-based award amortization 1.6 2.6 (38)% 2.3 (30)% Variable compensation 23.2 27.9 (17)% 29.9 (22)% Earnings before variable compensation $ 44.0 $ 66.6 (34)% $ 74.4 (41)% Variable Compensation Ratio (VC as % of earnings before variable comp.) 52.7% 41.9% 1084 bps 40.2% 1254 bps • Variable compensation is typically awarded based on contractual percentage of our Affiliate’s ENI earnings before variable compensation plus Center bonuses and also includes a contractual split of certain performance fees which is recognized over the contractual vesting period ◦ Affiliate variable compensation includes cash and equity provided through recycling ◦ Center variable compensation includes cash and BSIG equity • Q1'23 Variable Compensation Ratio increased to 52.7% from 41.9% in Q1'22 due to lower earnings before variable compensation • 2023 full year Variable Compensation Ratio expected to be 46%-52% ___________________________________________________________ Please see Definitions and Additional Notes ENI Variable Compensation Commentary

20 Affiliate Key Employee Distributions Three Months Ended March 31, Three Months Ended December 31, ($M) 2023 2022 Increase (Decrease) 2022 Increase (Decrease) Earnings after variable compensation (ENI operating earnings) $ 20.8 $ 38.7 (46)% $ 44.5 (53)% Less: Affiliate key employee distributions (1.2) (1.9) (37)% (1.6) (25)% Earnings after Affiliate key employee distributions $ 19.6 $ 36.8 (47)% $ 42.9 (54)% Affiliate Key Employee Distribution Ratio ( / ) 5.8% 4.9% 86 bps 3.6% 217 bps • Represents key employees’ share of profit from our Affiliate’s earnings • Q1'23 Distribution Ratio of 5.8% is higher than Q1'22 mainly due to a decrease in ENI operating earnings and the leveraged nature of key employee distribution • 2023 Distribution Ratio expected to be 4%-6%; mix of core and performance fee profits will impact the ratio __________________________________________________________ Please see Definitions and Additional Notes Affiliate Key Employee Distributions Commentary A A B B

21 Balance Sheet ($M) March 31, 2023 December 31, 2022 Assets Cash and cash equivalents $ 154.1 $ 108.4 Investment advisory fees receivable 99.9 122.5 Right of use assets 61.3 59.9 Investments 49.9 48.4 Other assets 161.9 162.4 Assets of consolidated Funds 18.9 17.1 Total assets $ 546.0 $ 518.7 Liabilities and shareholders’ equity Accounts payable and accrued expenses $ 44.4 $ 123.5 Third party borrowings 273.6 273.5 Revolving credit facility 87.0 — Operating lease liabilities 77.0 75.8 Other liabilities 69.2 65.0 Liabilities of consolidated Funds 3.1 2.5 Total liabilities $ 554.3 $ 540.3 Shareholders’ equity (8.7) (21.6) Redeemable NCI of consolidated Funds 0.4 — Total equity (8.3) (21.6) Total liabilities and equity $ 546.0 $ 518.7 Weighted average quarterly diluted shares 42.7 42.5 Leverage ratio(1) 2.8 x 1.8 x Net leverage ratio(2) 1.6 x 1.1 x Balance Sheet Management • $0.01 per share interim dividend approved ◦ Payable June 30 to shareholders of record as of June 16 • March 31 net leverage ratio (third party borrowings and revolving credit facility, net of total cash and cash equivalents / Adj. EBITDA) of 1.6x ◦ Outstanding amount on Acadian’s revolving credit facility reflects draws to support first quarter seasonal needs; expected to be fully paid down by year-end • Total seed and co-investment holdings of $23.9 million Capital Dividend _______________________________________________________________ (1) Represents the Company’s third party borrowings and revolving credit facility, divided by last twelve months Adjusted EBITDA. (2) Represents the Company’s third party borrowings and revolving credit facility, net of total cash and cash equivalents, divided by last twelve months Adjusted EBITDA.

22 Supplemental Information

23 Segment Information for Q1'23 and Q1'22 Three Months Ended March 31, 2023 Three Months Ended March 31, 2022 ($ in millions, unless otherwise noted) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) ENI Revenue $ 91.1 $ — $ 0.7 $ 91.8 $ 112.2 $ — $ — $ 112.2 ENI Operating Expenses 43.6 3.5 0.5 47.6 41.1 4.5 (6.4) 39.2 Earnings before variable compensation 47.5 (3.5) 0.2 44.2 71.1 (4.5) 6.4 73.0 Variable compensation 22.5 0.7 — 23.2 26.3 1.6 — 27.9 Earnings after variable compensation 25.0 (4.2) 0.2 21.0 44.8 (6.1) 6.4 45.1 Affiliate key employee distributions 1.2 — — 1.2 1.9 — — 1.9 Earnings after Affiliate key employee distributions 23.8 (4.2) 0.2 19.8 42.9 (6.1) 6.4 43.2 Net interest expense — (3.4) (0.4) (3.8) — (4.6) (1.9) (6.5) Net investment income — — 1.1 1.1 — — (0.1) (0.1) Loss on extinguishment of debt — — — — — — (3.2) (3.2) Income tax (expense) benefit — (4.4) (0.7) (5.1) — (8.8) (0.8) (9.6) Economic Net Income $ 23.8 $ (12.0) $ 0.2 $ 12.0 $ 42.9 $ (19.5) $ 0.4 $ 23.8 Adjusted EBITDA(2) $ 27.6 $ (4.0) $ (11.6) $ 12.0 $ 48.1 $ (5.1) $ (19.2) $ 23.8 Segment Assets Under Management ($b) $ 97.5 $ — $ — $ 97.5 $ 110.2 $ — $ — $ 110.2 __________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between GAAP and non-GAAP measures, refer to the Reconciliations and Disclosures section of this presentation and the Company’s Quarterly Report on Form 10-Q. (2) Please see Reconciliations and Disclosures for the reconciliation of net income attributable to controlling interests to Adjusted EBITDA and ENI. (3) Represents U.S. GAAP equivalent of non-GAAP segment information presented. The most directly comparable U.S. GAAP measure of ENI revenue is U.S. GAAP revenue. The most directly comparable U.S. GAAP measure of ENI operating expenses is U.S. GAAP operating expenses, which is comprised of Operating expenses, Variable compensation and Affiliate key employee distributions above. The most directly comparable U.S. GAAP measure of Earnings after Affiliate key employee distributions is U.S. GAAP Operating Income. The U.S. GAAP equivalent of Economic Net Income is U.S. GAAP Net Income attributable to controlling interests. The U.S. GAAP equivalent of Adjusted EBITDA is U.S. GAAP Net Income attributable to controlling interests. (4) The corporate head office is included within the Other category.

24 Three Months Ended December 31, 2022 ($ in millions, unless otherwise noted) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) ENI Revenue $ 122.3 $ — $ 0.4 $ 122.7 ENI Operating Expenses 44.3 3.6 (4.6) 43.3 Earnings before variable compensation 78.0 (3.6) 5.0 79.4 Variable compensation 29.1 0.8 — 29.9 Earnings after variable compensation 48.9 (4.4) 5.0 49.5 Affiliate key employee distributions 1.6 — — 1.6 Earnings after Affiliate key employee distributions 47.3 (4.4) 5.0 47.9 Net interest expense — (3.8) (0.3) (4.1) Net investment loss — — 1.0 1.0 Income tax expense — (10.7) (3.7) (14.4) Economic Net Income $ 47.3 $ (18.9) $ 2.0 $ 30.4 Adjusted EBITDA(2) $ 50.9 $ (3.8) $ (16.7) $ 30.4 Segment Assets Under Management ($b) $ 93.6 $ — $ — $ 93.6 Segment Information for Q4'22 __________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between GAAP and non-GAAP measures, refer to the Reconciliations and Disclosures section of this presentation and the Company’s Quarterly Report on Form 10-Q. (2) Please see Reconciliations and Disclosures for the reconciliation of net income attributable to controlling interests to Adjusted EBITDA and ENI. (3) Represents U.S. GAAP equivalent of non-GAAP segment information presented. The most directly comparable U.S. GAAP measure of ENI revenue is U.S. GAAP revenue. The most directly comparable U.S. GAAP measure of ENI operating expenses is U.S. GAAP operating expenses, which is comprised of Operating expenses, Variable compensation and Affiliate key employee distributions above. The most directly comparable U.S. GAAP measure of Earnings after Affiliate key employee distributions is U.S. GAAP Operating Income. The U.S. GAAP equivalent of Economic Net Income is U.S. GAAP Net Income attributable to controlling interests. The U.S. GAAP equivalent of Adjusted EBITDA is U.S. GAAP Net Income attributable to controlling interests. (4) The corporate head office is included within the Other category.

25 Assets Under Management Rollforward ($ in billions, unless otherwise noted) Three Months Ended March 31, 2023 March 31, 2022 December 31, 2022 Total Beginning balance $ 93.6 $ 117.2 $ 83.3 Gross inflows 2.2 3.5 3.1 Gross outflows (3.0) (6.6) (2.8) Reinvested income and distributions 0.9 0.9 1.0 Net flows 0.1 (2.2) 1.3 Market appreciation (depreciation) 3.8 (4.8) 9.0 Ending balance $ 97.5 $ 110.2 $ 93.6 Average AUM $ 96.4 $ 111.3 $ 89.3 ENI management fee rate 38.1 37.3 38.1 Basis points: inflows 41.3 50.3 40.6 Basis points: outflows 38.9 33.4 47.6 Annualized revenue impact of net flows (in millions) $ 1.0 $ (1.1) $ 3.2

26 Reconciliations and Disclosures

27 Three Months Ended ($ in millions) March 31, March 31, December 31, 2023 2022 2022 U.S. GAAP net income attributable to controlling interests $ 12.0 $ 23.8 $ 30.4 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations(2) (0.6) (6.8) (5.2) Amortization of acquired intangible assets(2) — — — Capital transaction costs(2) 0.1 5.0 0.1 Seed/Co-investment (gains) losses and financings(2) (0.8) 0.2 (0.8) Tax benefit of goodwill and acquired intangible deductions 0.4 0.3 0.5 Discontinued operations attributable to controlling interests and restructuring (2)(3) 0.4 0.4 0.2 Total adjustment to reflect earnings of the Company $ (0.5) $ (0.9) $ (5.2) Tax effect of above adjustments(2) 0.2 0.3 1.6 ENI tax normalization 0.1 0.2 1.6 Economic net income $ 11.8 $ 23.4 $ 28.4 ENI net interest expense to third parties 3.4 4.6 3.8 Depreciation and amortization(4) 4.0 6.2 4.2 Tax on Economic Net Income 4.4 8.8 10.7 Adjusted EBITDA $ 23.6 $ 43.0 $ 47.1 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) i. Exclude non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees ii. Exclude non-cash amortization or impairment expenses related to acquired goodwill and other intangibles iii.Exclude capital transaction costs including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets iv.Exclude gains/losses on seed capital and co- investments, as well as related financing costs v. Include cash tax benefits related to tax amortization of acquired intangibles vi.Exclude results of discontinued operations as they are not part of the ongoing business, and restructuring costs incurred in continuing operations vii. Exclude one-off tax benefits or costs unrelated to current operations ENI Adjustments ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q. (2) Tax-affected items for which adjustments are included in “Tax effect of above adjustments” line, excluding the discontinued operations component of item 6; taxed at 27.3% U.S. statutory rate (including state tax). (3) The three months ended March 31, 2023 includes costs associated with the transfer of an insurance policy from our former Parent of $0.4 million. The three months ended March 31, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring at the Affiliates of $0.1 million. The three months ended December 31, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring of $(0.1) million. (4) Includes non-cash equity-based award amortization expense. 1 3 2 3 4 5 7 6 2 1 4 5 6 7

28 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) (cont.) Reconciliation of per-share U.S. GAAP Net Income to Economic Net Income per share ($) Three Months Ended March 31, March 31, December 31, 2023 2022 2022 U.S. GAAP net income per share $ 0.28 $ 0.53 $ 0.72 Adjustments to reflect the economic earnings of the Company: i. Non-cash key employee-owned equity and profit interest revaluations (0.01) (0.15) (0.12) ii. Capital transaction costs — 0.11 — iii. Seed/Co-investment (gains) losses and financing (0.02) — (0.02) iv. Tax benefit of goodwill and acquired intangibles deductions 0.01 0.01 0.01 v. Discontinued operations and restructuring 0.01 0.01 — vi. ENI tax normalization — — 0.04 Tax effect of above adjustments, as applicable 0.01 0.01 0.04 Economic net income per share $ 0.28 $ 0.52 $ 0.67 Reconciliation of U.S. GAAP Revenue to ENI Revenue ($ in millions) Three Months Ended March 31, March 31, December 31, 2023 2022 2022 U.S. GAAP revenue $ 91.8 $ 112.2 $ 122.7 Exclude revenue from consolidated Funds (0.7) — (0.4) ENI revenue $ 91.1 $ 112.2 $ 122.3 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q.

29 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) (cont.) Reconciliation of U.S. GAAP Operating Expense to ENI Operating Expense ($ in millions) Three Months Ended March 31, March 31, December 31, 2023 2022 2022 U.S. GAAP operating expense $ 72.0 $ 69.0 $ 74.8 Less: items excluded from ENI Non-cash key employee-owned equity and profit interest revaluations 0.6 6.8 5.2 Restructuring costs(2) (0.4) (0.4) (0.2) Funds’ operating expense (0.7) — (0.4) Less: items segregated out of U.S. GAAP operating expense Variable compensation(3) (23.2) (27.9) (29.9) Affiliate key employee distributions (1.2) (1.9) (1.6) ENI operating expense $ 47.1 $ 45.6 $ 47.9 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q. (2) The three months ended March 31, 2023 includes costs associated with the transfer of an insurance policy from our former Parent of $0.4 million. The three months ended March 31, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring at the Affiliates of $0.1 million. The three months ended December 31, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring of $(0.1) million. (3) Represents ENI variable compensation. For the three months ended March 31, 2023, March 31, 2022, and December 31, 2022, the U.S. GAAP equivalent of variable compensation was $23.2 million, $27.9 million and $29.9 million, respectively.

30 Reconciliations from U.S. GAAP to Non-GAAP Measures(1)(cont.) Reconciliation of U.S. GAAP Pre-tax Income to Pre-tax ENI ($ in millions) Three Months Ended March 31, March 31, December 31, 2023 2022 2022 U.S. GAAP pre-tax income $ 17.1 $ 33.4 $ 44.8 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations (0.6) (6.8) (5.2) Capital transaction costs 0.1 5.0 0.1 Seed/Co-investment (gains) losses and financings (0.8) 0.2 (0.8) Discontinued operations and restructuring costs(2) 0.4 0.4 0.2 Pre-tax ENI $ 16.2 $ 32.2 $ 39.1 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q. (2) The three months ended March 31, 2023 includes costs associated with the transfer of an insurance policy from our former Parent of $0.4 million. The three months ended March 31, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring at the Affiliates of $0.1 million. The three months ended December 31, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring of $(0.1) million.

31 Definitions and Additional Notes References to “BrightSphere,” “BSIG” or the “Company” refer to BrightSphere Investment Group Inc.; references to “BSUS” or the “Center” refer to the holding company excluding the Affiliates. BrightSphere currently operates its business through one asset management firm (the “Affiliate”). The Company’s distribution activities are conducted in various jurisdictions through affiliated companies in accordance with local regulatory requirements. The Company uses a non-GAAP performance measure referred to as economic net income (“ENI”) to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Affiliate variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP. The Company re-categorizes certain line items on the income statement to: • exclude the effect of Fund consolidation by removing the portion of Fund revenues, expenses and investment return which is not attributable to its shareholders. • include within management fee revenue any fees paid to Affiliates by consolidated Funds, which are viewed as investment income under U.S. GAAP. • include the Company’s share of earnings from equity-accounted Affiliates within other income, rather than investment income; • treat sales-based compensation as a general and administrative expense, rather than part of fixed compensation and benefits; and • identify separately from operating expenses, variable compensation and Affiliate key employee distributions, which represent Affiliate earnings shared with Affiliate key employees. The Company also makes the following adjustments to U.S. GAAP results to more closely reflect its economic results by: i. excluding non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees. These ownership interests may in certain circumstances be repurchased by BrightSphere at a value based on a pre-determined fixed multiple of trailing earnings and as such this value is carried on the Company’s balance sheet as a liability. Non-cash movements in the value of this liability are treated as compensation expense under U.S. GAAP. However, any equity or profit interests repurchased by BrightSphere can be used to fund a portion of future variable compensation awards, resulting in savings in cash variable compensation that offset the negative cash effect of repurchasing the equity. ii. excluding non-cash amortization or impairment expenses related to acquired goodwill and other intangibles as these are non-cash charges that do not result in an outflow of tangible economic benefits from the business. iii. excluding capital transaction costs, including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets. iv. excluding seed capital and co-investment gains, losses and related financing costs. The net returns on these investments are considered and presented separately from ENI because ENI is primarily a measure of the Company’s earnings from managing client assets, which therefore differs from earnings generated by its investments in Affiliate products, which can be variable from period to period. v. including cash tax benefits associated with deductions allowed for acquired intangibles and goodwill that may not be recognized or have timing differences compared to U.S. GAAP. vi. excluding the results of discontinued operations attributable to controlling interests since they are not part of the Company’s ongoing business, restructuring costs incurred in continuing operations. vii. excluding deferred tax resulting from changes in tax law and expiration of statutes, adjustments for uncertain tax positions, deferred tax attributable to intangible assets and other unusual items not related to current operating results to reflect ENI tax normalization.

32 The Company adjusts its income tax expense to reflect any tax impact of its ENI adjustments. Adjusted EBITDA Adjusted EBITDA is defined as economic net income before interest, income taxes, depreciation and amortization. The Company notes that its calculation of Adjusted EBITDA may not be consistent with Adjusted EBITDA as calculated by other companies. The Company believes Adjusted EBITDA is a useful liquidity metric because it indicates the Company’s ability to make further investments in its business, service debt and meet working capital requirements. Refer to the reconciliation of U.S. GAAP net income attributable to controlling interests to ENI and Adjusted EBITDA. Segment ENI Segment ENI represents ENI for the Company’s reportable segment, calculated in accordance with the Company’s definition of Economic Net Income, before income tax, interest income and interest expense. Methodologies for calculating investment performance: Revenue-weighted investment performance measures the percentage of management fee revenue generated by Affiliate strategies which are beating benchmarks. It calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of revenue for strategies outperforming. Equal-weighted investment performance measures the percentage of Affiliate scale strategies (defined as strategies with greater than $100 million of AUM) beating benchmarks. Each outperforming strategy over $100 million has the same weight; the calculation sums the number of strategies outperforming relative to the total number of composites over $100 million. Asset-weighted investment performance measures the percentage of AUM in strategies beating benchmarks. It calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of AUM for strategies outperforming. ENI operating earnings ENI operating earnings represents ENI earnings before Affiliate key employee distributions and is calculated as ENI revenue, less ENI operating expense, less ENI variable compensation. It differs from economic net income because it does not include the effects of Affiliate key employee distributions, net interest expense or income tax expense. ENI operating margin The ENI operating margin, which is calculated before Affiliate key employee distributions, is used by management and is useful to investors to evaluate the overall operating margin of the business without regard to the Company’s various ownership levels at each of the Affiliates. ENI operating margin is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI revenue. The ENI operating margin is most comparable to the Company’s U.S. GAAP operating margin. ENI management fee revenue ENI management fee revenue corresponds to U.S. GAAP management fee revenue. ENI operating expense ratio The ENI operating expense ratio is used by management and is useful to investors to evaluate the level of operating expense as measured against the Company’s recurring management fee revenue. The Company has provided this ratio since many operating expenses, including fixed compensation & benefits and general and administrative expense, are generally linked to the overall size of the business. The Company tracks this ratio as a key measure of scale economies at BrightSphere because in its profit sharing economic model, scale benefits both the Affiliate employees and BrightSphere shareholders. Definitions and Additional Notes

33 Definitions and Additional Notes ENI earnings before variable compensation ENI earnings before variable compensation is calculated as ENI revenue, less ENI operating expense. ENI variable compensation ratio The ENI variable compensation ratio is calculated as variable compensation divided by ENI earnings before variable compensation. It is used by management and is useful to investors to evaluate consolidated variable compensation as measured against the Company’s ENI earnings before variable compensation. Variable compensation is usually awarded based on a contractual percentage of each Affiliate’s ENI earnings before variable compensation and may be paid in the form of cash or non-cash Affiliate equity or profit interests. Center variable compensation includes cash and BrightSphere equity. Non-cash variable compensation awards typically vest over several years and are recognized as compensation expense over that service period. ENI Affiliate key employee distribution ratio The Affiliate key employee distribution ratio is calculated as Affiliate key employee distributions divided by ENI operating earnings. The ENI Affiliate key employee distribution ratio is used by management and is useful to investors to evaluate Affiliate key employee distributions as measured against the Company’s ENI operating earnings. Affiliate key employee distributions represent the share of Affiliate profits after variable compensation that is attributable to Affiliate key employee equity and profit interests holders, according to their ownership interests. For Affiliate profit interest distributions, BSUS is entitled to an initial preference over profits after variable compensation, structured such that before a preference threshold is reached, there would be no required key employee distributions, whereas for profits above the threshold the key employee distribution amount would be calculated based on the key employee economic percentages at its consolidated Affiliate. U.S. GAAP operating margin U.S. GAAP operating margin equals operating income from continuing operations divided by total revenue. Consolidated Funds Financial information presented in accordance with U.S. GAAP may include the results of consolidated pooled investment vehicles, or Funds, managed by the Company’s Affiliate, where it has been determined that these entities are controlled by the Company. Financial results which are “attributable to controlling interests” exclude the impact of Funds to the extent it is not attributable to the Company’s shareholders. Annualized revenue impact of net flows Annualized revenue impact of net flows represents annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts (inflows), less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts (outflows), plus revenue impact from reinvested income and distribution. Annualized management fee for client flow is calculated by multiplying the annual gross fee rate for the relevant account with the inflow or the outflow. In addition, reinvested income and distribution for each segment is multiplied by average fee rate for the respective segment to compute the revenue impact. Reinvested income and distributions Net flows include reinvested income and distributions made by BrightSphere’s Affiliate. Reinvested income and distributions represent investment yield not distributed as cash, and reinvested back to the portfolios. n/m “Not meaningful.”